Exhibit 99.22

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-M

KEY PERFORMANCE FACTORS
April 30, 2001



        Expected B Maturity                                         10/15/02


        Blended Coupon                                              4.9309%


        Excess Protection Level
          3 Month Average   7.67%
          April, 2001   7.85%
          March, 2001   7.72%
          February, 2001   7.45%


        Cash Yield                                  19.61%


        Investor Charge Offs                         4.98%


        Base Rate                                    6.79%


        Over 30 Day Delinquency                      4.89%


        Seller's Interest                            9.33%


        Total Payment Rate                          13.70%


        Total Principal Balance                     $58,171,313,434.78


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $5,425,622,873.29